                                                                                                       EXHIBIT 32.3

                                      CERTIFICATION BY ARTHUR V. TUCKER, JR.
                            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
undersigned, as Vice President and Controller of Roto-Rooter,
Inc. ("Company"), does hereby certify that:

         1)       the Company's Quarterly Report on Form 10-Q for the
                  quarter ending June 30, 2003 ("Report"), fully complies
                  with the requirements of Section 13(a) or 15(d) of the
                  Securities Exchange Act of 1934; and

         2)       the information contained in the Report fairly
                  presents, in all material respects, the financial
                  condition and results of operations of the Company.

Dated:            August 13, 2003                             By       /s/ Arthur V. Tucker, Jr.
                  ---------------                             --       -------------------------
                                                                       Arthur V. Tucker, Jr.
                                                                       (Vice President and
                                                                        Controller)

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